UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): October 6, 2020 (October 2, 2020)
ADOBE INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-15175	77-0019522
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue
San Jose, California 95110-2704
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 536-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	ADBE	NASDAQ Global Select Market
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company      ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d)
On October 2, 2020, the Board of Directors (the “Board”) of Adobe Inc. (“Adobe” or the “Company”) appointed Melanie Boulden to the Board. This appointment was made to fill a vacancy created by an increase in the size of the Board from ten to eleven members. Ms. Boulden will serve a term of office expiring at Adobe’s 2021 Annual Meeting of Stockholders. Ms. Boulden was also appointed to the Executive Compensation Committee of the Board.
There is no arrangement or understanding between Ms. Boulden and any other persons pursuant to which she was selected as a director. Since the beginning of our last fiscal year through the date hereof, there have been no transactions with Adobe, and there are currently no proposed transactions with Adobe in which the amount involved exceeds $120,000 and in which Ms. Boulden had or will have a direct or indirect material interest within the meaning of Item 404(a) of Regulation S-K.
As a non-employee director, Ms. Boulden will receive cash and equity compensation in accordance with Adobe’s FY ’19 and FY ’20 Non-Employee Director Compensation Policy, which is incorporated herein by reference. In connection with her compensation, Ms. Boulden was granted an initial award of 309 restricted stock units on October 2, 2020. Additional information regarding Adobe’s compensation programs for the members of its Board is contained in Adobe's Definitive Proxy Statement filed on February 28, 2020.
A copy of our press release announcing the appointment of Ms. Boulden to Adobe’s Board is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

		Incorporated by Reference
Exhibit Number	Exhibit Description	Form	Filing Date	Exhibit Number	SEC File No.	Filed Herewith

10.1	FY '19 and FY '20 Non-Employee Director Compensation Policy	8-K	1/24/19	10.1	000-15175

99.1	Press release issued on October 5, 2020 titled "Adobe Names Melanie Boulden to its Board of Directors"					X

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADOBE INC.

By:	/s/ DANA RAO
Dana Rao
Executive Vice President, General Counsel and Corporate Secretary

Date: October 6, 2020

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